Scudder
Development Fund

Annual Report
June 30, 1997

Pure No-Load(TM) Funds


Offers opportunities for long-term growth of capital by investing primarily in securities of emerging growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.



SCUDDER                                     [logo]

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Glossary of Investment Terms
  12  Investment Portfolio
  20  Financial Statements
  23  Financial Highlights
  24  Notes to Financial Statements
  28  Report of Independent Accountants
  29  Tax Information
  32  Officers and Trustees
  33  Investment Products and Services
  34  Scudder Solutions


                                    In Brief

  o After more than two years of strong performance, Scudder Development Fund gave back some of its gains in the 12-month period ended June 30, 1997. Hit hard by extreme volatility in some of its most important sectors, the Fund posted a -4.93% total return for the period.

  o The Fund's average annual return of 23.20% exceeds the 21.75% return for the average mid-cap fund tracked by Lipper Analytical Services for the three-year period ended June 30, 1997.

  o The correction in emerging-growth stocks -- one of the longest and sharpest in history -- appears to be over. Small company growth stocks rebounded smartly during the second quarter of 1997, with the Russell 2000 Growth Index gaining nearly 18%.

  o During the fiscal year ended June 30, 1997, the Fund worked toward building a more balanced portfolio, with additions outside the healthcare and technology sectors. Newcomers to the portfolio include regional banks and natural gas exploration and development companies.


                             2 - SCUDDER DEVELOPMENT FUND

                        Letter From the Fund's President

Dear Shareholders,

     The past year has not been easy for investors in small growth stocks. In the first nine months of your fund's fiscal year ended June 30, 1997, the stocks of emerging-growth companies suffered their worst setback since 1994 due to a host of factors that included higher interest rates, a stronger dollar, and increased competition in certain segments of the economy.

     Scudder Development Fund was especially hard hit relative to its peers in the mid-capitalization category of funds tracked by Lipper Analytical Services. As Fund Managers Roy McKay and Peter Chin outline in the following letter, the Fund seeks above-average growth and is aggressive by nature. In the past, when the markets for emerging-growth companies were strong -- as was the case during the Fund's 1995 and 1996 fiscal years -- the Fund performed even better. In those years, Scudder Development Fund returned 45.41% and 35.26%, respectively, versus 25.28% and 25.33% for the average mid-cap fund, according to Lipper. Conversely, when markets head lower, the Fund may sink at a faster rate, as was the case this year.

     If the second quarter of 1997 is any indication, small-company growth stocks have begun to stage a recovery. The Russell 2000 Growth Index, a barometer for small and medium-sized growth stocks, returned 18% in the three months ended June 30. In view of previous price declines, however, we believe many of the Fund's holdings remain at attractive levels, given their strong potential for future earnings gains. We look forward to the coming year, and thank you for your continued investment in Scudder Development Fund.

     We would like to take this opportunity to tell you of a newcomer to Scudder's mutual fund lineup: Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 33.

     If you have any questions regarding Scudder Development Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Development Fund


                             3 - SCUDDER DEVELOPMENT FUND

PERFORMANCE UPDATE as of June 30, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
6/30/97   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER DEVELOPMENT FUND
---------------------------------------
1 Year    $  9,507      -4.93%   -4.93%
5 Year    $ 19,914      99.14%   14.77%
10 Year   $ 31,550     215.50%   12.18%
20 Year   $194,433    1844.33%   15.99%

---------------------------------------
RUSSELL 2000 GROWTH INDEX
---------------------------------------
1 Year    $ 10,451       4.51%    4.51%
5 Year    $ 20,211     102.11%   15.10%
10 Year   $ 23,543     135.43%    8.93%
20 Year   $      -          -%       -%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER DEVELOPMENT FUND
Year                Amount
---------------------------
'87                 $10,000
'88                 $ 8,911
'89                 $ 9,825
'90                 $10,681
'91                 $10,742
'92                 $11,649
'93                 $14,031
'94                 $14,157
'95                 $17,809
'96                 $22,526
'97                 $23,543

RUSSELL 2000 GROWTH INDEX
Year                Amount
---------------------------
'87                 $10,000
'88                 $ 9,465
'89                 $ 9,905
'90                 $12,729
'91                 $14,042
'92                 $15,843
'93                 $19,374
'94                 $16,873
'95                 $24,536
'96                 $33,187
'97                 $31,550

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 22.00   $ 22.54  $ 26.25  $ 27.33  $ 29.92  $ 34.58  $ 27.58  $ 37.35  $ 45.56  $ 39.02
CAPITAL GAINS
DIVIDENDS.........   $  1.90   $   .42  $  2.28  $  1.23  $   .96  $  1.70  $  3.07  $  2.12  $  4.20  $  4.48
FUND TOTAL
RETURN (%)........     -5.35      4.66    28.50    10.32    12.83    22.28   -12.91    45.41    35.26    -4.93
INDEX TOTAL
RETURN (%)........    -10.88     10.26     8.72      .58     8.45    20.45      .88    25.82    26.49     4.51

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
*Index returns are not available for this period

                          4 - SCUDDER DEVELOPMENT FUND

PORTFOLIO SUMMARY as of June 30, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Common Stocks                      99%
Convertible Securities              1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Following the Fund's rebound
during the second quarter, we are
keeping the Fund near fully
invested to benefit from any
further gains in the emerging-
growth group.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------
Technology                         20%
Service Industries                 18%
Financial                          17%
Health                             16%
Consumer Discretionary              8%
Energy                              8%
Manufacturing                       5%
Durables                            2%
Media                               2%
Other                               4%
--------------------------------------
                                   100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In keeping with our strategy of
increasing portfolio
diversification, we added natural
gas companies, banks and
consumer stocks.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(23% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   G & K SERVICES INC.
     Uniform rentals

2.   CINTAS CORP.
     Uniform rentals

3.   ACCUSTAFF, INC.
     National provider of temporary
     staffing personnel

4.   SYNOPSIS INC.
     Developer of high level electronic design software

5.   FIRST SECURITY CORP.
     Commercial banking in western
     states

6.   KEANE, INC.
     Provider of computer software
     project management & design
     development services

7.   FIRST AMERICAN CORP.
     Regional commercial banking

8.   PARAMETRIC TECHNOLOGY CORP.
     Mechanical design software producer

9.   ENCAD, INC.
     Manufacturer of large format color ink jet printers

10.  SECURITY DYNAMICS TECHNOLOGIES, INC.
     Designer, developer & supporter of a family of security products used to manage access to computer-based information resources

Solid returns were
demonstrated by information
technology outsourcing
companies including the Fund's
sixth largest holding, Keane,
Inc., which is helping to
reprogram computers for the
year 2000.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                          5 - SCUDDER DEVELOPMENT FUND

                         Portfolio Management Discussion

Scudder Development Fund has been managed by Roy C. McKay since 1988. Peter Chin joined the team as co-manager in 1993. For a report on the Fund's fiscal year 1997 performance and strategy, as well as management's outlook for the coming year, here is an interview with Roy McKay and Peter Chin, Portfolio Managers of Scudder Development Fund.

Q: How did Scudder Development Fund perform relative to its benchmark, the Russell 2000 Growth Index, in fiscal year 1997?

A: The Fund's total return was a negative 4.93%, versus an index return of 4.51%. The index's outperformance can be attributed largely to its diversification. In a correction as sharp as the one just past, holding a basket of 2000 stocks can provide significantly more downside protection than the roughly 150 stocks held by the Fund. Of course, when emerging-growth stocks in general are performing well, the Fund's relatively smaller group of select holdings historically have had a better track record. In fiscal years 1995 and 1996, for example, your fund outperformed the index by a significant margin.

Q: What were some of the factors that contributed to the underperformance of emerging-growth stocks relative to large-company stocks this year ?

A: Chief among investors' concerns has been the fear of rising interest rates and their potential impact on the valuations of emerging-growth companies. As the economy picked up steam last year, investors began to worry that record low unemployment and tight manufacturing capacity would spark an increase in inflation. Under this scenario, the Federal Reserve would be forced to raise interest rates -- which it eventually did, in March -- thereby increasing the discount rate used to value growth equities.

Other factors contributed to the darkening mood. For example, a rising dollar hurt many technology issues, because investors feared that the stronger currency would give overseas companies a competitive edge. Also, while reported earnings have continued to grow overall, a number of emerging-growth companies disappointed investors with weaker-than-expected results. By early 1997, mutual funds and other large institutional buyers were abandoning emerging-growth stocks and seeking the safety and liquidity of large, well-established companies.

In all, the decline lasted roughly nine months, far longer than previous corrections. The average emerging-growth company on Nasdaq fell 30% from its summer 1996 highs through the end of March 1997. It is interesting to compare the actual earnings growth of these stocks with their share price movements. Over the past twelve months, your fund's largest 30 holdings, representing 45% of the portfolio, reported weighted average earnings gains of roughly 27% and weighted average price gains of 28%. With an investment horizon of one year or beyond, short-term factors like interest rate movements and market psychology tend to be overcome by actual earnings growth.

Q:  What sectors and stocks helped boost Fund performance?

A: Throughout the 12-month period, positive performance came from energy-related holdings such as Global Industries, Ltd., a company specializing in pipeline


                             6 - SCUDDER DEVELOPMENT FUND
construction and other services for offshore drillers. Semiconductor companies also showed some resilience during the year, bouncing back from last year's inventory-related downturn.

Solid returns were demonstrated by information technology outsourcing companies and regional banks. Fund holdings such as Keane and Computer Horizons are helping to reprogram computers for the year 2000 -- a potentially sticky problem impacting any company that must keep accurate client records. (In the past, the mainframe computers that store huge corporate databases were not programmed to recognize dates past 1999.) Regional banks have also provided strong performance, thanks to a wave of merger activity in some of the country's fastest-growing areas. Many of the Fund's bank holdings are take-over candidates; some -- Dauphin Deposit, for example -- have already been bought out at attractive premiums.

Q: What were some of the disappointments?

A: In the first three months of 1997, holdings in the healthcare and technology sectors generally declined in lockstep. Throughout the year a number of large portfolio holdings announced weaker fundamentals and suffered related price declines. Many of these holdings were subsequently sold. While we cannot control investment variables like interest rates and sector fashions, we do take pride in owning well-managed companies with bright futures. Seeing even a handful of these report earnings disappointments is painful and leads us to redouble our efforts to make certain that we are indeed invested in well-managed, rapidly growing businesses. That may mean somewhat more concentrated positions in the future as we focus more narrowly on those companies in which we have the greatest conviction.

Q: Lipper includes the Fund in its mid-capitalization category. How did it perform relative to this peer group in fiscal year 1997?

A: Scudder Development Fund underperformed the group by a fairly wide margin. The 188 mid-cap funds tracked by Lipper returned 15.61% on average over the 12-month period, compared with -4.93% for the Fund. It's worth noting that one of these "mid-cap" funds owns General Electric with a market cap of $232 billion. About 60% of these "mid-cap" funds own Intel, with a market cap of $128 billion. Since the market has favored larger companies over the past twelve months, it is not surprising that given its smaller-cap focus, Scudder Development Fund returns lagged during this period.

Q: How would you characterize the Fund's investment strategy relative to its Lipper category?

A: Scudder Development Fund is clearly one of the more aggressive entrants in Lipper's mid-cap category. While the Fund's holdings may be medium-sized on average, it matters more to us that our companies are growing rapidly and that they offer the potential for above-average earnings growth. This focus naturally has led to heavy weightings in the growth-oriented technology and healthcare sectors of the economy -- sectors that were among the hardest hit during the correction. We maintain our conviction that, over the longer-term, companies that demonstrate strong earnings growth will provide above-average performance.


                             7 - SCUDDER DEVELOPMENT FUND

Q: The Fund rebounded 16.1% in the final three months of the period. In light of these gains, what stocks do you find attractive now?

A: Even after the strong second quarter, we believe the portfolio represents some compelling values, given current earnings estimates. In fact, at the end of June the Fund's price/earnings ratio based on next year's estimated earnings was 20.5, or roughly a 3% discount to the Russell 2000 Growth Index. In early May, a number of holdings were initiated or increased to take advantage of the extreme price weakness then prevalent. New investments included PLC Systems, Systems and Computer Technology, Vivus, Rational Software, and Cornell Corrections.

Q: What other changes to the Fund have you made in recent months?

A: In keeping with our strategy of increasing portfolio diversification, we added two natural gas and development companies, two banks, and two consumer stocks. St. Mary Land & Exploration has a number of large drilling opportunities this year, and KCS Energy has a long-term record of creating shareholder value through reserve and production expansion. Silicon Valley Bancshares was added to gain exposure to the California economy and to reinvest profits from the partial sale of Zions Bancorp, a strong performer during the period. As for our consumer stocks, West Marine Inc., is a retailer of boating equipment.

THE ORIGINAL DOCUMENT CONTAINS A LINE GRAPH HERE

LINE GRAPH TITLE:
                            Scudder Development Fund:
                  Price/Earnings Ratio Relative to the S&P 500

The following data is plotted quarterly from the year 1971 to the present.

The normal range of values is 120 to 180, inclusive.

LINE GRAPH DATA:

            130
            155
            155
            180
            195
            217
            214
            207
            171
            153
            149
            134
            116
            153
            149
            134
            116
             92
             88
             79
             80
             89
             73
             83
             92
            104
            105
            115
            120
            128
            130
            120
            122
            128
            142
            141
            129
            141
            171
            162
            175
            193
            180
            175
            182
            165
            169
            180
            192
            191
            208
            180
            170
            150
            155
            149
          143.5
            135
            153
            155
            122
            153
            133
            154
            120
            111
            114
            105
             84
            100
             98
            120
          145.5
            137
          133.6
          148.8
          149.3
          142.6
          136.5
          137.4
          122.7
          135.1
          145.1
          141.2
            142
            165
            126
             97
            113
          118.9
          111.2
            134
            139
            111
            124
            122
            120
            150
            187
            184
            169
            174
            174
            195
            146
            179
            120

  The portfolio's smaller-cap holdings appear reasonably valued versus the large company universe.


                             8 - SCUDDER DEVELOPMENT FUND

We believe our efforts to diversify the portfolio outside of the health and technology sectors, combined with recent "bargain hunting" purchases, have positioned the portfolio to benefit from any further gains in the emerging-growth group. Large-company stocks now have held the performance lead for more than a year. We think the gains of the past three months, linked to a more benign inflationary outlook, indicate that the tide has finally turned in favor of rapidly growing companies.

/s/Roy C. McKay            /s/Peter Chin
Roy C. McKay               Peter Chin


                            Scudder Development Fund:
                          A Team Approach to Investing


  Scudder Development Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Lead Portfolio Manager Roy C. McKay assumed responsibility for the Fund's day-to-day management when he joined Scudder in 1988. Mr. McKay has more than 30 years of investment experience, with over 20 years specializing in small company growth stocks. Peter Chin, who became a Portfolio Manager in 1993, has been with Scudder since 1973, and joined Scudder's small company group in 1986. Mr. Chin contributes special expertise in manufacturing, service and energy companies.


                             9 - SCUDDER DEVELOPMENT FUND

                          Glossary of Investment Terms


CURRENCY                 The price at which one country's currency can be
EXCHANGE RATE            exchanged into another currency. When the
                         U.S. dollar rises relative to foreign currencies, this decreases the buying power of overseas purchasers of U.S. goods and services and tends to hurt the earnings of U.S. companies that export; by contrast, a weak dollar promotes U.S. exports.

DIVIDEND YIELD           With stocks, a company's payment out of earnings
                         to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

FEDERAL FUNDS RATE       A benchmark short-term interest rate, the
                         Fed Funds rate is the interest charged by Federal
                         Reserve member banks to other member banks requiring overnight loans to meet regulatory reserve requirements. The Fed Funds rate is a key instrument of U.S. monetary policy, by which the Federal Reserve seeks to influence growth and inflation by controlling the supply of money in the economy.

FUNDAMENTAL              Analysis of companies based on the projected impact of
RESEARCH                 management, products, sales, and earnings on
                         their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK             Stock of a company that has displayed above
                         average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole.

PRICE/EARNINGS           A widely used gauge of a stock's valuation, that
RATIO                    indicates what investors are paying for a
                         company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.


                             10 - SCUDDER DEVELOPMENT FUND

LIQUIDITY                A stock that is liquid has enough shares outstanding
                         and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

MARKET                   The market value of a company's outstanding shares of
CAPITALIZATION           common stock, determined by the number
                         of shares outstanding multiplied by the share price
                         (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

NASDAQ The Nasdaq Stock Market (for National Association of Securities Dealers Automated Quotation system.) A computerized system that provides brokers and dealers with price quotations for securities traded over the counter ("OTC"), as well as for some securities listed on the New York Stock Exchange or American Stock Exchange. Historically, most securities traded OTC using the Nasdaq quotation system have been smaller-capitalization stocks that do not qualify for listing on a major exchange.

VALUE STOCK              A company whose stock price does not fully
                         reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

OVER/UNDER               Refers to the allocation of assets -- usually by
WEIGHTING                sector, industry, or country -- within a
                         portfolio relative to the portfolio's benchmark index or investment universe.


                             11 - SCUDDER DEVELOPMENT FUND

                    Investment Portfolio as of June 30, 1997

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Convertible Bonds 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Health 0.1%
Pharmaceuticals
North American Vaccine, Inc., 6.5%, 5/1/03 .............................................       1,000,000               903,750
                                                                                                                   -----------
Media 0.0%
Broadcasting & Entertainment
Intouch Group, Inc. Promissory Note, 8%, 2/1/96 (b)(c)(d) ..............................         217,500               104,000
                                                                                                                   -----------
Durables 0.1%
Aerospace
Simula, Inc., 8%, 5/1/04 ...............................................................         823,000             1,024,635
-----------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,209,985)                                                                            2,032,385
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Health 0.4%
Biotechnology 0.2%
Norian Corp. "D" * (Developer and manufacturer of a proprietary biomaterial for
  skeletal repair) (b)(c) ..............................................................         357,142             1,999,995
                                                                                                                   -----------
Medical Supply & Specialty 0.2%
InterVentional Technologies, Inc."G" * (Manufacturer of minimally invasive disposable microsurgical devices and systems for treatment of cardiovascular
  disease) (b)(c) ......................................................................         120,000             1,200,000
                                                                                                                   -----------
Miscellaneous 0.4%
HYSEQ Inc. "A" * (Genetic biotechnology company) (b)(c) ................................         175,000             3,360,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $4,599,995)                                                                 6,559,995
-----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 99.0%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.4%
Apparel & Shoes 1.4%
St. John Knits Inc. (Manufacturer of women's clothing) .................................         221,300            11,950,200
                                                                                                                   -----------
Hotels & Casinos 1.5%
Anchor Gaming* (Operator of gaming machines and casinos) ...............................         148,300             7,081,325
Grand Casinos Inc.* (Casino manager) (e) ...............................................         200,000             2,950,000
Shuffle Master, Inc.* (Manufacturer of automatic card shuffling systems
  for gaming operations) ...............................................................         347,500             2,845,156
                                                                                                                   -----------
                                                                                                                    12,876,481
                                                                                                                   -----------
Recreational Products 1.2%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ..........         441,000            10,143,000
                                                                                                                   -----------
Restaurants 0.3%
Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) ................         100,000             2,675,000
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                         12 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail 4.0%
PETsMART Inc.* (Pet food and supply superstores) .......................................         824,000             9,476,000
Viking Office Products Inc.* (Direct marketer of office supplies) ......................         662,800            12,593,200
West Marine, Inc.* (Retailer of recreational and commercial boating supplies
  and apparel) .........................................................................         234,400             6,035,800
Wilmar Industries, Inc.* (National distributor of repair and maintenance
  products for the apartment housing market) ...........................................         255,700             6,232,688
                                                                                                                   -----------
                                                                                                                    34,337,688
                                                                                                                   -----------
Health 15.8%
Biotechnology 2.6%
Alexion Pharmaceuticals, Inc. (Producer of immunoregulatory compounds) (b)(c) ..........         400,000             3,230,500
CytoTherapeutics, Inc.* (Developer of therapeutic products for treatment of
  certain chronic and disabling diseases) ..............................................         382,900             2,058,088
Guilford Pharmaceuticals, Inc.* (Research and development of therapeutic and
  diagnostic drugs) ....................................................................         139,000             3,370,750
Neurogen Corp.* (Developer of biopharmaceuticals for treatment of psychiatric and
  neurological disorders) ..............................................................         200,000             4,550,000
Neoprobe Corp.* (Research and development of a system for diagnosis and treatment
  of cancer) ...........................................................................         435,262             6,093,668
Norland Medical Systems, Inc.* (Marketer of systems used in diagnosis of bone
  disorders) ...........................................................................         277,100             3,013,463
                                                                                                                   -----------
                                                                                                                    22,316,469
                                                                                                                   -----------
Health Industry Services 1.4%
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) .................................................         306,300            10,567,350
Ventana Medical Systems, Inc.* (Manufacturer of automated medical test systems
  for cell and tissue analysis) ........................................................         145,700             1,803,038
                                                                                                                   -----------
                                                                                                                    12,370,388
                                                                                                                   -----------
Hospital Management 1.6%
ARV Assisted Living, Inc.* (Operator of licensed assisted living facilities for
  senior citizens) .....................................................................         228,200             2,510,198
Advocat, Inc.* (Operator of nursing homes and retirement centers) ......................         100,500             1,143,188
Assisted Living Concepts, Inc.* (Operator of assisted living residences) ...............         157,800             4,359,225
Atria Communities, Inc.* (Provider of assisted and independent living communities
  for the elderly) .....................................................................         222,000             3,413,250
Karrington Health, Inc.* (Owner and operator of private pay assisted living
  residences) ..........................................................................         171,000             2,565,000
                                                                                                                   -----------
                                                                                                                    13,990,861
                                                                                                                   -----------
Medical Supply & Specialty 5.7%
Cardiovascular Dynamics, Inc.* (Developer and manufacturer of catheters for
  treatment of vascular diseases) ......................................................         353,800             2,786,175
Closure Medical Corp.* (Manufacturer of medical adhesive products) .....................         130,100             2,504,425
Endosonics Corp.* (Manufacturer of imaging catheters) ..................................         409,400             4,452,225

    The accompanying notes are an integral part of the financial statements.


                         13 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................        252,900             6,448,950
ICU Medical Inc.* (Designer, manufacturer and marketer of proprietary disposable
  medical products) (e) .................................................................        550,800             4,199,850
PLC Systems Inc.* (Developer, manufacturer and marketer of medical laser systems) .......        392,100             8,650,706
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ............................................        247,800             6,195,000
STERIS Corp.* (Manufacturer of sterile processing systems) ..............................        175,800             6,570,525
Sterile Recoveries, Inc.* (Delivery and retrieval service for reusable gowns and
  other disposable products needed for surgery) .........................................        172,900             3,068,975
Thermo Cardiosystems, Inc.* (Manufacturer of implantable heart assisting devices) .......        172,000             4,472,000
                                                                                                                   -----------
                                                                                                                    49,348,831
                                                                                                                   -----------
Pharmaceuticals 4.5%
Agouron Pharmaceuticals, Inc.* (Developer of therapeutic and synthetic drugs for
  treatment of cancer and other diseases) ...............................................        129,500            10,473,313
NABI, Inc.* (Leading biopharmaceutical company in development of products to
  prevent and treat autoimmune and infectious diseases) .................................        444,100             2,942,163
North American Vaccine, Inc.* (Developer of immunological products) .....................        286,700             5,536,894
Noven Pharmaceuticals, Inc.* (Transdermal drug delivery systems) ........................        814,400             5,802,600
PathoGenesis Corp.* (Developer of drugs for treatment of serious infectious
  diseases) .............................................................................        300,000             8,737,500
Vivus, Inc.* (Developer of therapeutic systems for treatment of reproductive
  dysfunction) ..........................................................................        224,400             5,343,525
                                                                                                                   -----------
                                                                                                                    38,835,995
                                                                                                                   -----------
Financial 16.5%
Banks 13.0%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and
  construction loans) ...................................................................        141,100            10,317,938
Corus Bankshares, Inc. (Commercial bank holding company) ................................         55,200             1,559,400
First American Corp. (Tennessee) (Regional commercial banking) ..........................        450,000            17,268,750
First Commerce Corp. (Commercial banking in Louisiana and Mississippi) ..................        192,400             8,465,600
First Security Corp. (Commercial banking in western states) .............................        698,175            19,068,905
First Virginia Banks, Inc. (Commercial and mortgage banking and insurance) ..............        190,000            11,459,375
Magna Group, Inc. (Commercial banking and financial services) ...........................        236,100             8,204,475
Signet Banking Corp. (Multi-bank holding company) .......................................        272,800             9,820,800
Union Planters Corp. (Commercial banking in Tennessee) ..................................        250,000            12,968,750
Zions Bancorp (Commercial banking in Utah) ..............................................        329,400            12,393,675
                                                                                                                   -----------
                                                                                                                   111,527,668
                                                                                                                   -----------
Insurance 2.6%
CapMAC Holdings Inc. (Provider of financial guaranty insurance) .........................        216,900             7,293,262

    The accompanying notes are an integral part of the financial statements.


                         14 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Compdent Corp.* (Provider of dental coverage in the managed dental care industry) .......        135,000             2,843,438
Meadowbrook Insurance Group. Inc. (Insurance holding company) ...........................        262,600             6,548,587
Terra Nova (Bermuda) Holdings Ltd. "A" (Property, casualty and marine insurance and
  reinsurance company) ..................................................................        273,800             5,749,800
                                                                                                                   -----------
                                                                                                                    22,435,087
                                                                                                                   -----------
Business Finance 0.9%
Imperial Bancorp (Merchant card transaction processing, trust and custodial
  services, international trade and foreign exchange services) ..........................        254,100             7,337,140
                                                                                                                   -----------
Media 1.7%
Advertising 1.5%
Outdoor Systems, Inc.* (Outdoor advertising company) ....................................        115,650             4,423,613
Universal Outdoor Holdings, Inc.* (Outdoor advertising company) .........................        235,800             8,223,525
                                                                                                                   -----------
                                                                                                                    12,647,138
                                                                                                                   -----------
Broadcasting & Entertainment 0.2%
Jacor Communications, Inc. "A" * (Owner and operator of radio stations) .................         50,000             1,912,500
                                                                                                                   -----------
Service Industries 18.0%
EDP Services 5.2%
Analysts International Corp. (Contract programming and software services) ...............        166,600             5,581,100
Computer Horizons Corp.* (Diversified information technology services and
  solutions) ............................................................................        328,050            11,235,713
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................        332,100            17,269,200
Systems & Computer Technology Corp.* (Computer software for educational
  institutions) .........................................................................        370,300             9,905,525
                                                                                                                   -----------
                                                                                                                    43,991,538
                                                                                                                   -----------
Environmental Services 0.1%
Commodore Applied Technologies, Inc.* (Developer of environmental technologies) .........        175,200             1,040,250
Commodore Applied Technologies, Inc. Warrants* (expire 6/1/02) ..........................        113,000               155,375
                                                                                                                   -----------
                                                                                                                     1,195,625
                                                                                                                   -----------
Miscellaneous Commercial Services 12.0%
ABR Information Services, Inc.* (Benefits, compliance and information services) .........        113,200             3,282,798
AccuStaff, Inc.* (National provider of temporary staffing personnel) ....................      1,038,852            24,607,804
Apollo Group, Inc.* (Provider of higher education programs for working adults) ..........        200,000             7,050,000
CMG Information Services, Inc.* (Developer of information based products and
  services for direct marketing) ........................................................        250,500             3,287,813
Cintas Corp. (Uniform rentals) ..........................................................        376,700            25,898,125
Copart, Inc.* (Auctioneer of damaged vehicles for insurance companies) ..................        347,500             5,733,750
G & K Services Inc. "A" (Uniform rentals) ...............................................        700,000            26,075,000

    The accompanying notes are an integral part of the financial statements.


                         15 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Sitel Corp.* (Nebraska based telemarketing company for major credit-card and
  insurance companies) ..................................................................        367,200             7,573,500
                                                                                                                   -----------
                                                                                                                   103,508,790
                                                                                                                   -----------
Miscellaneous Consumer Services 0.7%
Veterinary Centers of America, Inc.* (Owner and manager of veterinary hospitals) ........        490,200             5,974,313
                                                                                                                   -----------
Durables 2.4%
Automobiles 0.6%
Tower Automotive, Inc.* (Producer of engineered metal stampings and assemblies for
  automotive industry) ..................................................................        120,000             5,160,000
                                                                                                                   -----------
Telecommunications Equipment 1.8%
AML Communications, Inc.* (Manufacturer of amplifiers and related products for
  communications markets) ...............................................................         24,100                68,532
Ascend Communications, Inc.* (Developer and producer of a variety of high-speed
  wide area network access products) ....................................................        279,961            11,023,464
Pairgain Technologies Inc.* (Manufactures telecommunications equipment) .................        260,700             4,040,850
                                                                                                                   -----------
                                                                                                                    15,132,846
                                                                                                                   -----------
Manufacturing 4.4%
Containers & Paper 1.2%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................        124,700             5,642,675
Sealed Air Corp.* (Protective packaging material) .......................................         99,000             4,702,500
                                                                                                                   -----------
                                                                                                                    10,345,175
                                                                                                                   -----------
Electrical Products 1.0%
Advanced Lighting Technologies, Inc.* (Manufacturer of metal halide lighting
  products) .............................................................................        324,500             8,193,624
                                                                                                                   -----------
Industrial Specialty 0.5%
Lydall, Inc.* (Engineered fiber materials) ..............................................        196,400             4,148,950
                                                                                                                   -----------
Office Equipment/Supplies 1.7%
Encad, Inc.* (Manufacturer of large format color inkjet printers) .......................        357,200            14,823,800
                                                                                                                   -----------
Technology 20.4%
Computer Software 13.7%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .............................................................................        287,400             7,652,024
Aurum Software, Inc.* (Developer of sales and marketing information software) ...........        300,000             7,200,000
CBT Group PLC* (ADR) (Developer and publisher of software focusing on client/server
  technologies) .........................................................................         94,100             5,940,063
Integrated Systems, Inc.* (Manufacturer of software development tools for various
  industries) ...........................................................................        423,300             4,973,775
Lycos, Inc.* (Developer of online guides to the Internet) ...............................        163,656             2,086,614
Parametric Technology Corp.* (Mechanical design software producer) ......................        373,300            15,888,581

    The accompanying notes are an integral part of the financial statements.


                         16 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Project Software & Development, Inc.* (Developer of software used for management of
  equipment maintenance) ................................................................        440,600             6,388,700
Pure Atria Corp.* (Developer of diagnostic and testing products for managing
  software projects) ....................................................................        100,000             1,412,500
Rational Software Corp.* (Software products and services for development of
  software applications) ................................................................        273,500             4,598,219
SeaChange International, Inc.* (Manufacturer of software-based products for management and distribution of digital video for television and
  telecommunication companies) ..........................................................        288,200             8,141,650
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based
  information resources) ................................................................        367,000            13,533,125
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        210,000             6,903,750
Synopsys Inc.* (Developer of high level electronic design software) .....................        542,100            19,922,175
Technology Modeling Associates, Inc.* (Physical simulation software for integrated
  circuit design and manufacturing) .....................................................        100,000             1,362,500
Vantive Corp.* (Provides customer interaction applications software) ....................        283,800             8,017,350
VideoServer, Inc.* (Supplier of networking equipment and associated software to
  create multimedia conferences over wide area networks) ................................        318,300             4,217,475
                                                                                                                   -----------
                                                                                                                   118,238,501
                                                                                                                   -----------
EDP Peripherals 0.5%
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        110,000             4,180,000
                                                                                                                   -----------
Electronic Components/Distributors 0.2%
Trident International, Inc.* (Manufacturer of impulse ink jet subsystems) ...............         85,200             1,533,600
                                                                                                                   -----------
Office/Plant Automation 3.3%
Cognex Corp.* (Manufacturer of machine vision systems) ..................................        140,000             3,710,000
Cymer, Inc.* (Provider of laser illumination sources for ultra-violet
  photolithography systems) .............................................................        181,400             8,843,250
KLA Instruments Corp.* (Developer, manufacturer and marketer of automated image
  processing systems) ...................................................................        200,000             9,750,000
Teradyne Inc.* (Electronic industry automatic test equipment manufacturer) ..............        150,000             5,887,500
                                                                                                                   -----------
                                                                                                                    28,190,750
                                                                                                                   -----------
Semiconductors 2.7%
Altera Corp.* (Designer and marketer of programmable logic integrated circuits
  and computer engineering software and hardware) .......................................        171,000             8,635,500
Anadigics, Inc.* (Supplier of gallium arsenide integrated circuits for use in
  television and telecommunication applications) ........................................        126,800             3,930,800
Triquint Semiconductor, Inc.* (Manufacturer of high performance analog and
  mixed signal integrated circuits) .....................................................        175,700             6,039,688
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        146,350             4,783,816
                                                                                                                   -----------
                                                                                                                    23,389,804
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                         17 - SCUDDER DEVELOPMENT FUND

                                                                                                                     Market
                                                                                                Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Energy 7.5%
Oil & Gas Production 4.5%
Barrett Resources Corp.* (Oil and gas exploration and production) .......................        388,200            11,621,738
Belco Oil & Gas Corp.* (Natural gas and oil exploration, development and production) ....        158,500             3,397,844
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .............        164,800             2,472,000
KCS Energy, Inc. (Crude oil and natural gas exploration, development and production) ....        174,000             3,545,250
Nuevo Energy Co.* (Oil and gas exploration, development and production) .................        109,500             4,489,500
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ........        294,600            13,496,363
                                                                                                                   -----------
                                                                                                                    39,022,695
                                                                                                                   -----------
Oilfield Services/Equipment 3.0%
Global Industries Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ........................................................        300,000             7,007,814
Newpark Resources, Inc.* (Environmental management and oilfield construction services) ..        338,500            11,424,375
Transocean Offshore Inc. (Contract drilling services of offshore oil and gas wells) .....        100,000             7,262,500
                                                                                                                   -----------
                                                                                                                    25,694,689
                                                                                                                   -----------
Metals & Minerals 1.1%
Steel & Metals
RMI Titanium Co.* (Producer of titanium products) .......................................        336,800             9,177,800
                                                                                                                   -----------
Construction 1.0%
Building Materials
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete and
  wood-to-masonry connectors) ...........................................................        318,600             8,442,900
                                                                                                                   -----------
Transportation 0.8%
Marine Transportation
Trico Marine Services, Inc.* (Provider of marine support services for offshore
  oil and gas exploration and production operations) ....................................        331,200             7,224,300
                                                                                                                   -----------
Other 1.0%
Kuhlman Corp. (Manufacturer of electrical and industrial products) ......................         77,800             2,509,050
Protein Design Labs, Inc.* (Developer of human and humanized antibodies) ................         75,000             2,137,500
Robert Mondavi Corp. "A" * (Premium wine producer) ......................................         36,800             1,738,800
St. Mary Land & Exploration Co. (Oil and gas exploration, development and
  production) ...........................................................................         77,800             2,732,725
                                                                                                                   -----------
                                                                                                                     9,118,075
-----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $586,019,188)                                                                            851,392,221
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $592,829,168) (a)                                                        859,984,601
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         18 - SCUDDER DEVELOPMENT FUND

--------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $594,066,122. At June 30, 1997, net unrealized appreciation for all securities based on tax cost was $265,918,479. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $310,334,803 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $44,416,324.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $9,894,495 (1.15% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1997 aggregated $7,917,500. These securities may also have certain restrictions as to resale.

  (c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at June 30, 1997 is as follows were:

      Security                                Acquisition Date          Cost ($)
      --------                                ----------------          --------
      InTouch Group Inc.                           2/14/95              217,500
      Norian Corp. "D"                             4/12/95            2,000,000
      HYSEQ Inc. "A"                               5/15/96            1,400,000
      InterVentional Technologies, Inc. "G"         3/6/95            1,200,000
      Alexion Pharmaceuticals, Inc.                6/13/97            3,100,000

  (d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

      Transactions in written options on securities during the year ended June 30, 1997 were:

                                        Shares             Premiums Received ($)
                                        ------             ---------------------
      Outstanding at June 30, 1996        --                        --
      Contracts written                 500,000                   895,100
      Contracts closed                 (500,000)                 (895,100)
      -------------------------------------------------------------------------

      Outstanding at June 30, 1997            --                          --
                                       =========                  ==========
 (e)  Affiliated Issuer (See Notes to Financial Statements)

    The accompanying notes are an integral part of the financial statements.


                         19 - SCUDDER DEVELOPMENT FUND

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of June 30, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market:
                     Unaffiliated issuers (identified cost $583,295,724) ............        $ 852,834,751
                     Affiliated issuers (identified cost $9,533,444) ................            7,149,850
                                                                                            --------------
                  Total investments, at market (identified cost $592,829,168) .......          859,984,601
                  Cash ..............................................................                1,703
                  Receivable for investments sold ...................................           14,120,651
                  Receivable for Fund shares sold ...................................            1,371,243
                  Dividends and interest receivable .................................              252,001
                  Foreign taxes recoverable .........................................                4,893
                  Other assets ......................................................               21,310
                                                                                            --------------
                  Total assets                                                                 875,756,402
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .................................            5,513,810
                  Payable for Fund shares redeemed ..................................            3,474,389
                  Notes payable .....................................................            4,100,000
                  Accrued management fee ............................................              708,356
                  Other payables and accrued expenses ...............................              395,708
                                                                                            --------------
                  Total liabilities                                                             14,192,263
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 861,564,139
                  ----------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                     Investments ....................................................          267,155,433
                     Foreign currency related transactions ..........................                 (199)
                  Accumulated net realized gain .....................................           61,527,637
                  Paid-in capital ...................................................          532,881,268
                  ----------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 861,564,139
                  ----------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                  ($861,564,139 / 22,081,273 outstanding shares of beneficial
                  interest, $.01 par value, unlimited number of                             --------------
                  shares authorized) ................................................               $39.02
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.


                           20 - SCUDDER DEVELOPMENT FUND

                             Statement of Operations

                            year ended June 30, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends .........................................................        $   2,334,676
                  Interest ..........................................................              820,442
                                                                                            --------------
                                                                                                 3,155,118
                                                                                            --------------
                  Expenses:
                  Management fee ....................................................            8,996,442
                  Services to shareholders ..........................................            2,728,373
                  Custodian and accounting fees .....................................              249,415
                  Trustees' fees and expenses .......................................               44,794
                  Reports to shareholders ...........................................              281,227
                  Registration fees .................................................               57,728
                  Auditing ..........................................................               46,500
                  Legal .............................................................               31,565
                  Interest expense ..................................................               21,879
                  Other .............................................................               91,208
                                                                                            --------------
                                                                                                12,549,131
                  ----------------------------------------------------------------------------------------
                  Net investment loss                                                           (9,394,013)
                  ----------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments--Unaffiliated issuers .................................           76,915,053
                  Investments--Affiliated issuers ...................................          (10,947,107)
                  Options ...........................................................             (284,900)
                  Foreign currency related transactions .............................               (8,055)
                                                                                            --------------
                                                                                                65,674,991
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .......................................................         (110,479,815)
                  Foreign currency related transactions .............................                 (490)
                                                                                            --------------
                                                                                              (110,480,305)
                  ----------------------------------------------------------------------------------------
                  Net loss on investment transactions                                          (44,805,314)
                  ----------------------------------------------------------------------------------------
                  ----------------------------------------------------------------------------------------
                  Net decrease in net assets resulting from operations                       $ (54,199,327)
                  ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         21 - SCUDDER DEVELOPMENT FUND

                       Statements of Changes in Net Assets

                                                                                       Years Ended June 30,
 Increase (Decrease) in Net Assets                                                    1997              1996
 ---------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment loss .........................................  $  (9,394,013)    $   (8,112,460)
                  Net realized gain from investment transactions ..............     65,674,991        162,355,115
                  Net unrealized appreciation (depreciation) on investment
                    transactions during the period.............................   (110,480,305)       102,866,430
                                                                                 --------------    ---------------
                  Net increase (decrease) in net assets resulting from
                    operations ...............................................     (54,199,327)       257,109,085
                                                                                 --------------    ---------------
                  Distributions to shareholders from net realized gains ......    (103,800,648)       (84,837,216)
                                                                                 --------------    ---------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................     437,599,929        486,060,931
                  Net asset value of shares issued to shareholders in
                    reinvestment of  distributions ...........................      98,959,399         80,963,827
                  Cost of shares redeemed ....................................    (557,283,948)      (426,320,016)
                                                                                 --------------    ---------------
                  Net increase (decrease) in net assets from Fund share
                    transactions .............................................     (20,724,620)       140,704,742
                                                                                 --------------    ---------------
                  Increase (decrease) in net assets ..........................    (178,724,595)       312,976,611
                  Net assets at beginning of period ..........................   1,040,288,734        727,312,123
                                                                                 --------------    ---------------
                  Net assets at end of period ................................   $ 861,564,139     $1,040,288,734
                                                                                 --------------    ---------------
 Other Information
 ---------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................      22,833,256         19,474,819
                                                                                 --------------    ---------------
                  Shares sold ................................................      11,250,824         11,614,545
                  Shares issued to shareholders in reinvestment of
                    distributions ............................................       2,413,215          2,054,380
                  Shares redeemed ............................................     (14,416,022)       (10,310,488)
                                                                                 --------------    ---------------
                  Net increase (decrease) in Fund shares .....................        (751,983)         3,358,437
                                                                                 --------------    ---------------
                  Shares outstanding at end of period ........................      22,081,273         22,833,256
                                                                                 --------------    ---------------

    The accompanying notes are an integral part of the financial statements.


                         22 - SCUDDER DEVELOPMENT FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     Years Ended June 30,
                                  1997(b)   1996(b)  1995(b)  1994(b)   1993(b)  1992(b)   1991(b)  1990(b)  1989(b)    1988
 -----------------------------------------------------------------------------------------------------------------------------
 Net asset value,                 --------------------------------------------------------------------------------------------
    beginning of period ......    $45.56   $37.35    $27.58   $34.58   $29.92    $27.33   $26.25    $22.54   $22.00   $25.39
                                  --------------------------------------------------------------------------------------------
 Income from investment
    operations:
 Net investment loss .........      (.40)   (0.38)     (.31)    (.30)    (.27)     (.23)    (.10)     (.08)    (.10)    (.08)
 Net realized and
    unrealized gain (loss)
    on investment
    transactions .............     (1.66)   12.79     12.20    (3.63)    6.63      3.78     2.41      6.07     1.06    (1.41)
 Total from investment            --------------------------------------------------------------------------------------------
    operations ...............     (2.06)   12.41     11.89    (3.93)    6.36      3.55     2.31      5.99      .96    (1.49)
                                  --------------------------------------------------------------------------------------------
 Less distributions from
    net realized gains
    on investment
    transactions .............     (4.48)   (4.20)    (2.12)   (3.07)   (1.70)     (.96)   (1.23)    (2.28)    (.42)   (1.90)
                                  --------------------------------------------------------------------------------------------
 Total distributions .........     (4.48)   (4.20)    (2.12)   (3.07)   (1.70)     (.96)   (1.23)    (2.28)    (.42)   (1.90)
                                  --------------------------------------------------------------------------------------------
 Net asset value,                 --------------------------------------------------------------------------------------------
    end of period ............    $39.02   $45.56    $37.35   $27.58   $34.58    $29.92   $27.33    $26.25   $22.54   $22.00
 -----------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ............     (4.93)   35.26     45.41   (12.91)   22.28     12.83    10.32     28.50     4.66    (5.35)
 Ratios and Supplemental Data
 Net assets, end of period
    ($ millions) .............       862    1,040       727      546      821       700      476       361      275      356
 Ratio of operating
    expenses to average
    daily net assets (%) .....      1.36     1.24      1.32     1.27     1.30      1.30     1.29      1.34     1.32     1.30
 Ratio of net investment
    loss to average daily
    net assets (%) ...........     (1.02)   (0.91)    (1.01)    (.91)    (.83)     (.70)    (.40)     (.35)    (.47)    (.44)
 Portfolio turnover rate (%) .      52.2     58.8      41.6     48.3     49.2      53.5     70.8      40.1     32.0     39.2
 Average commission rate
    paid (a) .................    $.0355   $.0554    $   --   $   --   $   --    $   --   $   --    $   --   $   --   $   --

(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.

(b) Per share amounts have been calculated using the weighted average shares method.


                         23 - SCUDDER DEVELOPMENT FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at June 30, 1997, amounted to $9,894,495 which represents 1.15% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.


                         24 - SCUDDER DEVELOPMENT FUND

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets and wrote put options as part of a put spread. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                         25 - SCUDDER DEVELOPMENT FUND

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended June 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $475,012,001 and $614,141,628, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended June 30, 1997, the fee pursuant to the Agreement amounted to $8,996,442, which was equivalent to an annual effective rate of .98% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1997, the amount charged by SSC aggregated $1,504,880, of which $127,740 is unpaid at June 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At June 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $5,100.


                         26 - SCUDDER DEVELOPMENT FUND

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1997, the amount charged to the Fund by STC aggregated $893,240, of which $89,950 is unpaid at June 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1997, the amount charged to the Fund by SFAC aggregated $130,526 of which $10,121 is unpaid at June 30, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended June 30, 1997, Trustees' fees and expenses aggregated $44,794.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended June 30, 1997 are as follows:

                                           Purchases           Sales           Dividend          Market
                  Affiliate                 Cost ($)         Cost ($)         Income ($)        Value ($)
      --------------------------------------------------------------------------------------------------------
      First Team Sports                            --        7,661,846                --               --
      ICU Medical, Inc.                            --           76,850                --        4,199,850
      Grand Casinos Inc                            --       18,497,653                --        2,950,000
      The Men's Wearhouse Inc               1,238,200        6,973,567                --               --
                                        -------------    -------------     -------------    -------------
                                            1,238,200       33,209,916                --        7,149,850
                                        =============    =============     =============    =============

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $2,819,149 with a weighted average interest rate of 5.9%. Interest for the year ended June 30, 1997 was $21,879 (less than $.01 per share). The maximum month-end borrowings outstanding during the year ended June 30, 1997 was $4,100,000.


                         27 - SCUDDER DEVELOPMENT FUND

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Development Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Development Fund, including the investment portfolio, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Development Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
August 8, 1997


                         28 - SCUDDER DEVELOPMENT FUND

                                 Tax Information

The Fund paid distributions of $4.34 per share from long-term capital gains during its year ended June 30, 1997. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $65,658,062 as capital gain dividends for its fiscal year ended June 30, 1997.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                         29 - SCUDDER DEVELOPMENT FUND

                                   This Page
                                 intentionally
                                  left blank.


                             30 - SCUDDER DEVELOPMENT FUND

                                   This Page
                                 intentionally
                                  left blank.


                             31 - SCUDDER DEVELOPMENT FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital Management Corporation

Dudley H. Ladd*
Trustee

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

Richard W. Desmond*
Assistant Secretary

James M. Eysenbach*
Vice President


Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Roy C. McKay*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                             32 - SCUDDER DEVELOPMENT FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                             33 - SCUDDER DEVELOPMENT FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                             34 - SCUDDER DEVELOPMENT FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                             35 - SCUDDER DEVELOPMENT FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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